Exhibit 99.1
Lucid Announces Technology and Manufacturing Day on Tuesday, September 10
NEWARK, Calif. – September 4, 2024 – Lucid Group, Inc. (NASDAQ: LCID), maker of the world’s most advanced electric vehicles, will host a Technology & Manufacturing Day on Tuesday, September 10, which will be livestreamed direct from Lucid’s Arizona factory (AMP-1). The event will showcase the forthcoming Lucid Gravity SUV, its enabling technologies, and provide an analysis of the cost effectiveness of manufacturing these innovations. Invited participants will then tour the factory and experience rides in the Lucid Gravity and the Lucid Air Sapphire.

“Lucid Gravity has been conceived as the best SUV ever, with an exceptional combination of range, comfort, space, practicality and dynamic capabilities both on and off road,” said Peter Rawlinson, CEO and CTO at Lucid. “This unparalleled combination of attributes is only possible as a direct result of the unique and advanced technologies Lucid has pioneered. We look forward to detailing how this is being realized.”

The live presentation is scheduled to begin at 8:00 am PT on Tuesday, September 10. The live webcast and presentation slides will be available at https://ir.lucidmotors.com and a replay will be available shortly after the event.

About Lucid
Lucid (NASDAQ: LCID) is a Silicon Valley-based technology company focused on creating the most advanced EVs in the world. The flagship vehicle, Lucid Air, delivers best-in-class performance and efficiency starting at $69,900 in the U.S. Lucid is preparing its state-of-the-art, vertically integrated factory in Arizona to begin production of the Lucid Gravity SUV. The company’s goal is to accelerate humanity’s transition to sustainable transportation and energy.

Investor Relations Contact: investor@lucidmotors.com
Media Contact: media@lucidmotors.com

Forward-Looking Statements
This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “shall,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding plans and expectations with respect to Lucid Gravity, including range, features, capabilities, and the promise of Lucid’s technology. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Lucid’s management. These forward-looking statements are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from these forward-looking statements. Many actual events and circumstances are beyond the control of Lucid. These forward-looking statements are subject to a number of risks and uncertainties, including those factors discussed under the heading “Risk Factors” in Part II, Item 1A of Lucid’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2024, as well as other documents Lucid has filed or will file with the Securities and Exchange Commission. If any of these risks materialize or Lucid’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Lucid currently does not know or that Lucid currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Lucid’s expectations, plans or forecasts of future events and views as of the date of this communication. Lucid anticipates that subsequent events and developments will cause Lucid’s assessments to change. However, while Lucid may elect to update these forward-looking statements at some point in the future, Lucid specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Lucid’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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